EXHIBIT 99.1

                         MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK


                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 2002-A


       Pursuant to the Master Indenture, dated as of July 1, 2002 between the FNANB Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"), and DC Funding International, Inc. ("DC Funding"), as Transferor, as supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by the Servicer, and DC Funding, as Transferor (as so supplemented, the "Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

       Collection Period Ending                                                                             November 30, 2002
       Determination Date                                                                                   December 9, 2002
       Distribution Date                                                                                    December 16, 2002

                                                                                                ------
       Class A Accumulation Period ("Y" or "N")?                                                  N
                                                                                                ------
                                                                                                ------
       Class B Accumulation Period ("Y" or "N")?                                                  N
                                                                                                ------
                                                                                                ------
       Early Amortization Period ("Y" or "N")?                                                    N
                                                                                                ------
                                                                                                ------
       Class B Investor Amount paid in full ("Y" or "N")?                                         N
                                                                                                ------


       MASTER TRUST INFORMATION

       Receivables

       1.   The aggregate amount of Receivables less all Receivables in
            Charged-Off Accounts as of the end of the last day of
            the Collection Period was equal to:                                                    $            1,544,728,425.99

       2.   The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
            reduction for Discount Receivables) was equal to:                                      $            1,507,408,921.18

       3.   The average Discount Percentage for the Collection Period:                                                      2.00%

       4.   The aggregate amount of Discount Option Receivables as of
            the end of the last day of the Collection Period was equal to:                         $               30,148,178.42

       5.   The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
            reduction for Discount Receivables) was equal to:                                      $            1,477,260,742.76

       6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
            increase for Discount Receivables) was equal to:                                       $               37,319,504.81

       7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
            increase for Discount Receivables) was equal to:                                       $               67,467,683.23

       8.   The average amount of Receivables for the Collection Period was equal to:
            a. Average Principal Receivables (including reduction for Discount Option Receivables) $            1,473,100,394.46
            b. Average Total Receivables                                                           $            1,538,979,041.72

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
       9.   The Transferor Amount as of the end of the last day of the
            Collection Period:                                                                     $               32,260,742.76

       10.  Minimum Transferor Amount required as of end of last day of Collection Period:         $                        0.00

       11.  The aggregate amount of Principal Charge-Offs for the Collection
            Period (including reduction for Discount
            Option Receivables) was equal to:                                                      $               16,410,633.67

       12.  The aggregate amount of Finance Charge Charge-Offs
            for the Collection Period (including increase for Discount
            Option Receivables) was equal to:                                                      $                3,515,935.07

       13.  The Excess Funding Account Balance as of the end of the
            last day of the Collection Period                                                      $                        0.00


       Collections
       -----------

       14.  The aggregate amount of Principal Collections for the Collection
            Period was equal to:
            a.) Collection of Principal Receivables:                                               $               88,707,136.40
            b.) Discount Receivable Collections:                                                   $               (1,774,142.73)
                                                                                                         -----------------------
            c.) Total Principal Receivable Collections:                                            $               86,932,993.67


       15.  The aggregate amount of Finance Charge Collections for the
            Collection Period was equal to:
            a.) Collection of Finance Charge Receivables                                           $               24,703,637.35
            b.) Interchange Amount                                                                 $                1,396,358.89
            c.) Discount Receivable Collections                                                    $                1,774,142.73
                                                                                                         -----------------------
            d.) Total Finance Charge Receivable Collections                                        $               27,874,138.97

       16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
            Account for the Collection Period:                                                     $                        0.00

       17.  The aggregate amount of Recoveries for the relevant Collection Period                  $                2,548,915.94

       18.  The aggregate amount of Collections processed for the
            Collection Period:                                                                     $              117,356,048.58


       Invested Amounts
       ----------------

       19.  The 1997-2 Net Investment at the end of the last day of the
            Collection Period was equal to:
            a. Class A                                                                             $                        0.00
            b. Class B                                                                             $               67,500,000.00
            c. Collateral Indebtedness Interest                                                    $               63,000,000.00
            d. Class D                                                                             $               99,000,000.00
                                                                                                         -----------------------
            e. Total                                                                               $              229,500,000.00

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
20.  The average amount of the 1997-2 Net Investment for the Collection
     Period was equal to:
     a.  Class A                                                                        $                               0.00
     b.  Class B                                                                        $                     102,976,593.54
     c.  Collateral Indebtedness Interest                                               $                      63,000,000.00
     d.  Class D                                                                        $                      99,000,000.00
                                                                                               -----------------------------
     e.  Total                                                                          $                     264,976,593.54

21.  The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                      $                      14,000,000.00
     b.  Class A-2 Invested Amount                                                      $                       9,000,000.00
     c.  Class B Invested Amount                                                        $                       3,200,000.00
                                                                                               -----------------------------
     d.  Total                                                                          $                      26,200,000.00

22.  The average amount of the 2001-B Net Investment for the Collection
     Period was equal to:
     a.  Class A-1 Invested Amount                                                      $                      14,000,000.00
     b.  Class A-2 Invested Amount                                                      $                       9,000,000.00
     c.  Class B Invested Amount                                                        $                       3,200,000.00
                                                                                               -----------------------------
     d.  Total                                                                          $                      26,200,000.00

23.  The 2001-C Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                      $                     267,000,000.00
     b.  Class A-2 Invested Amount                                                      $                     267,000,000.00
     c.  Class A-3 Invested Amount                                                      $                      98,500,000.00
     d.  Class B Invested Amount                                                        $                      86,800,000.00
                                                                                               -----------------------------
     e.  Total                                                                          $                     719,300,000.00

24.  The average amount of the 2001-C Net Investment for the Collection
     Period was equal to:
     a.  Class A-1 Invested Amount                                                      $                     267,000,000.00
     b.  Class A-2 Invested Amount                                                      $                     267,000,000.00
     c.  Class A-3 Invested Amount                                                      $                      67,833,333.33
     d.  Class B Invested Amount                                                        $                      82,513,333.33
                                                                                               -----------------------------
     e.  Total                                                                          $                     684,346,666.67

25.  The 2002-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                        $                     415,950,000.00
     b.  Class B                                                                        $                      54,050,000.00
                                                                                               -----------------------------
     c.  Total                                                                          $                     470,000,000.00

26.  The average amount of the 2002-A Net Investment for the Collection
     Period was equal to:
     a.  Class A                                                                        $                     415,950,000.00
     b.  Class B                                                                        $                      54,050,000.00
                                                                                               -----------------------------
     c.  Total                                                                          $                     470,000,000.00

27.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                                 $                   1,445,000,000.00

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
Series 2002-A Allocation Percentages
------------------------------------

 28. The Fixed Allocation Percentage with respect to the Collection Period:
                         a. Class A                                                           %                               0.00%
                         b. Class B                                                           %                               0.00%
                                                                                                     -----------------------------
                         c. Series 2002-A Total                                                                               0.00%


29. The Floating Allocation Percentage with respect to the Collection Period:
                         a. Class A                                                           %                              28.15%
                         b. Class B                                                           %                               3.66%
                                                                                                     -----------------------------
                         c. Series 2002-A Total                                               %                              31.81%

Allocation of Collections
-------------------------

30. The Series 2002-A allocation of Collections of Principal Receivables for the
    Collection Period:
                         a.  Class A                                                          $                      24,472,850.52
                         b.  Class B                                                          $                       3,180,087.92
                                                                                                     -----------------------------
                         c.  Series 2002-A Total                                              $                      27,652,938.45


31. The Series 2002-A allocation of Collections of Finance Charge Receivables for the Collection Period:
                         a.  Class A                                                          $                       7,846,958.99
                         b.  Class B                                                          $                       1,019,661.34
                                                                                                     -----------------------------
                         c.  Series 2002-A Total                                              $                       8,866,620.33

Portfolio Yield and Delinquencies
---------------------------------

32. The Portfolio Yield for the Collection Period:                                            %                               9.31%

33. The 3-month average Portfolio Yield for the three most recent Collection
    Periods:                                                                                  %                              10.40%

34. The Base Rate for the Collection Period:                                                  %                               4.57%

35. The 3-month average Base Rate for the three most recent Collection Periods:               %                               4.86%

36. The 3-month average Portfolio Adjusted Yield:                                             %                               5.54%

37. The amount of Shared Excess Finance Charge Collections allocable to Series
    2002-A with respect to any Finance Charge Shortfall in such Series for
    the Collection Period:                                                                    $                               0.00

38. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
    (a) Delinquent 31 to 60 days                                                              $                      38,813,780.70
    (b) Delinquent 61 to 90 days                                                              $                      28,883,564.25
    (c) Delinquent 91 days or more                                                            $                      57,732,277.76

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
Determination of Monthly Interest
---------------------------------

39. Class A Monthly Interest:
                         a.  Class A Monthly Interest                                             $                    609,352.31
                         b.  Funds allocated and available to pay Class A
                             Monthly Interest for the Collection Period                           $                  7,846,958.99
                         c.  Class A Interest Shortfall                                           $                          0.00
                         d.  Class A Additional Interest                                          $                          0.00

40. Class B Monthly Interest:
                         a.  Class B Monthly Interest                                             $                    320,274.40
                         b.  Funds allocated and available to pay Class B
                             Monthly Interest for the Collection Period                           $                  1,019,661.34
                         c.  Class B Interest Shortfall                                           $                          0.00
                         d.  Class B Additional Interest                                          $                          0.00

Determination of Monthly Principal
----------------------------------

41. Class A Monthly Principal (pursuant to section 4.4a):
                      (W)a.  Available Principal Collections with respect to such
                             Distribution Date (including Shared Principal Collections):          $                          0.00
                      (X)a.  Controlled Accumulation Amount                                       $                          0.00
                         b.  Deficit Controlled Accumulation Amount (prior period)                $                          0.00
                                                                                                       --------------------------
                         c.  Controlled Deposit Amount (sum a + b)                                $                          0.00
                      (Y)a.  Invested Amount  (including Principal Collections                    $
                             transferred to the Principal Funding Account)                                         470,000,000.00
                      (Z)a.  Class A Invested Amount (including Principal Collections
                             transferred to the Principal Funding Account)                                         415,950,000.00

    Class A Monthly Principal (the least of w,x,y,z)                                              $                          0.00

42. Class B Monthly Principal (pursuant to section 4.4b)
    (distributable only after payout of Class A)
                      (X)a.  Available Principal Collections with respect to such
                             Distribution Date:                                                   $                          0.00
                      (Y)a.  Invested Amount                                                      $                 54,050,000.00

    Class B Monthly Principal (the least of x,y)                                                  $                          0.00

Available Funds
---------------

43. Class A Available Funds
                         a.  Class A Finance Charge allocation                                    $                  7,846,958.99
                         b.  Prior to Class B Principal Commencement Date, the
                             amount of Principal Funding Investment Proceeds and
                             Reserve Account Investment Proceeds for such prior Collection Period $                          0.00
                         c.  Any amount of Reserve Account withdrawn and
                             included in Class A Available Funds                                  $                          0.00
                         d.  Class A Available Funds (sum a-c)                                    $                  7,846,958.99

44. Class B Available Funds
                         a.  Class B Finance Charge allocation                                    $                  1,019,661.34
                         b.  On or After Class B Principal Commencement Date, the
                             amount of Principal Funding Investment Proceeds and
                             Reserve Account Investment Proceeds for such prior Collection Period $                          0.00
                         c.  Any amount of Reserve Account withdrawn and
                             included in Class B Available Funds                                  $                          0.00
                         d.  Class B Available Funds (sum a-c)                                    $                  1,019,661.34

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
Reallocated Principal Collections
---------------------------------

45.  Class B Subordinated Principal Collections (to the extent
     needed to fund Required Amounts)                                                      $                               0.00

46.  Total Reallocated Principal Collections                                               $                               0.00


Investor Default Amounts
------------------------

47.  Class A Investor Default Amount                                                       $                       4,619,822.32

48.  Class B Investor Default Amount                                                       $                         600,315.90

49.  Aggregate Investor Default Amount                                                     $                       5,220,138.22


Allocable Amounts for Series 2002-A
-----------------------------------

50.  The Allocable Amount for Series 2002-A as of the end of the
     Collection Period (Investor Default Amount + Series 02-A Adjust
     Amount)
          a.) Class A                                                                      $                       4,619,822.32
          b.) Class B                                                                      $                         600,315.90
                                                                                                  -----------------------------
     Aggregate Allocable Amount                                                            $                       5,220,138.22


Required Amounts for Series 2002-A
----------------------------------

51.  Class A Required Amount (section 4.5a)
               (a) i.   Class A Monthly Interest for current Distribution
                        Date                                                               $                         609,352.31
                   ii.  Class A Monthly Interest previously due but not
                        paid                                                               $                               0.00
                  iii.  Class A Additional Interest for prior Collection Period
                        or previously due but not paid                                     $                               0.00
               (b)      Class A Available Funds                                            $                       7,846,958.99
                  -------------------------------------------------------------------------------------------------------------
                        Class A Required Amount (sum of i-iii minus b)                     $                               0.00

Investor Charge-Offs
--------------------

52.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
                  a.  Class A                                                              $                               0.00
                  b.  Class B                                                              $                               0.00

53.  The aggregate amount of Class B Investor Charge-Offs
                  a.  Class B                                                              $                               0.00

Servicing Fee
-------------
54.  Class A Servicing Fee for the Collection Period                                       $                         693,250.00

55.  Class B Servicing Fee for the Collection Period                                       $                          90,083.33

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
       Reserve Account
       ---------------

       56.  Lowest historical 3-month Portfolio Adjusted Yield
            (must be * 4%, or line 57 will adjust accordingly)                                    %                       4.74%

       57.  Reserve Account Funding Date (based on line 56)                                                         05/15/2006

       58.  Required Reserve Account Amount (after the Reserve Account
            Funding Date, 0.5% times the Class A Initial Note Principal Balance)                  $                       0.00

       59.  Covered Amount                                                                        $                       0.00

       60.  Available Reserve Account Amount
                   a.  Reserve Draw Amount                                                        $                       0.00
                   b.  Amount of deposit in the Reserve Account on the
                       Distribution Date                                                          $                       0.00
                   c.  Reserve Account Investment Proceeds                                        $                       0.00
                   d.  Amount on deposit in the Reserve Account at end of relevent
                       Due Period less Investment Proceeds                                        $                       0.00
                   e.  Required Reserve Account Amount                                            $                       0.00
                   f.  Available Reserve Account Amount (after Reserve Draw)                      $                       0.00
                   g.  Required Reserve Account Deposit on Distribution Date                      $                       0.00
                   h.  Reserve Account Surplus on Distribution Date                               $                       0.00

       Principal Funding Account
       -------------------------

       61.  Principal Funding Account Balance as of prior Distribution Date less
            investment proceeds                                                                   $                       0.00

       62.  a. Daily deposits to the Principal Funding Account during the
               relevant Due Period                                                                $                       0.00
            b. Principal Funding Account investment proceeds                                      $                       0.00

       63.  Withdrawal of Investment Proceeds from the Principal Funding
            Account during the relevant Due Period                                                $                       0.00

       64.  Principal Funding Account Balance as of the last day of the
            relevant Due Period less investment proceeds                                          $                       0.00

       Spread Account
       --------------

       65.  Adjusted Portfolio Yield                                                                                      9.31%

       66.  Average Excess Spread Percentage for three consecutive Due Periods                                            5.54%

       67.  Available Spread Account Amount
                   a.  Spread Account Balance at the beginning of the Due Period                                          0.00
                   b.  Spread Account Draw Amount                                                                         0.00
                   c.  Spread Account Investment Proceeds                                                                 0.00
                   d.  Amount on Deposit in the Spread Account at end of relevant
                       Due Period less Spread Acct Investment Proceeds                                                    0.00
                   e.  Required Spread Account Amount                                                                     0.00
                   f.  Available Spread Account Amount (lesser of d and e)                                                0.00

       68.  Spread Account deficiency, deposit to Spread Account                                                          0.00

       69.  Spread Account Surplus deemed to have occurred
            during the Collection Period.                                                                                 0.00

       70.  Policy Draw Amount                                                                                            0.00

* denotes greater than

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
            Certificate LIBOR Determination
            -------------------------------

       71.         Certificate LIBOR Determination date for the Collection Period                                   11/13/2002

       72.         Certificate LIBOR rate for the Collection Period                                                    1.38125%

       73. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of December, 2002.

                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By: /s/ Philip J. Dunn

                               Name: Philip J. Dunn
                               Title: Vice President